Exhibit 99.1

CMS ENERGY

CMS LISTED NYSE®

CMS Autumn Meeting

August 30, 2015

Ludington Pumped Storage

Ray Compressor Station

Cross Winds Energy Park

Future Shines Bright

+7%/year

Peers = 3% /year

Last 7 Years

Next 5 Years

a) Adjusted EPS (non-GAAP)

Fourth largest in the world

#1 LDC in gas storage

#2 in renewable sales in the Great Lakes area

Consistent, Sustainable Growth

CMS ENERGY

CMS LISTED NYSE®

Toronto Investor Meetings

September 2-3, 2015

Ludington Pumped Storage

Ray Compressor Station

Cross Winds Energy Park

Future Shines Bright

+7%/year

Peers = 3% /year

Last 7 Years

Next 5 Years

a) Adjusted EPS (non-GAAP)

Fourth largest in the world

#1 LDC in gas storage

#2 in renewable sales in the Great Lakes area

Consistent, Sustainable Growth

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2014 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Top of Mind . . . .

CMS ENERGY

1 • Senator Nofs introduced energy bill

– Improvement to 2008 Law

2 • Representative Nesbitt introduced energy bill

– Restores full regulatory model

3 • PA 169 (cost of service) approved

– Improves industrial rate competitiveness by 4%

4 • MISO Zone 7 capacity shortfall 1,300 MW

– More upside to ten-year $15.5 billion capital investment plan

5 • EPA Clean Power Plan

– CMS positioned well for compliance

. . . . business model is delivering results.

Simple, Perhaps Unique CMS Growth Model . . . .

CMS ENERGY

Plan Opportunity

Capital investment (drives EPS growth) 5% - 7% 6% - 8%

- O&M cost reductions -2 pts Short-term

- Sales growth -  1/2 ROA return

- No “block” equity dilution -1 and/or

- Surcharges and other -1 1/2 Long-term

INVESTMENT SELF-FUNDED -5 pts Replace PPAs

Rate increase at or below inflation <2% <2%

. . . . drives sustainable growth.

Capex Up 45%

CMS ENERGY

2005-2014

2015-2024

Opportunity

$10.7 bil

$15.5 bil

$20 + bil

Organic Growth +45%

+30% Opportunity

Gas Infrastructure

Electric Maintenance

27%

New Generation

Environ.

Smart Energy

Electric Reliability

Electric Maintenance

Gas Infrastructure 37%

New Generation

Environmental

Smart Energy

Electric Reliability

Renewables

Generation Capacity

Grid Modernization

Gas Infrastucture

EPS

Growth

– CMS 7%/yr 5% -7% /yr 6% - 8% /yr

– Peers 4 4

. . . . with more opportunity and no “big bets” over ten years!

O&M Cost Performance

CMS ENERGY

Electric Annual Growth

(2014 over 2006)

Peer Average >5%

Consumers - 2.7%

Source: SNL, Form 1, Electric Non-fuel O&M

O&M Cost Savings

2014 & 2015 2014 → 2018

(mils) (mils)

Attrition $-35 $-75

Productivity (Coal→Gas) -35 -50

“Pole Top” Hardening -30 -30

Smart Meters -5 -25

Eliminate Waste (UA’s) -15 -20

Mortality Tables & Discount Rates +50 +50

Service Upgrades +10 +50

Net Savings $-60 $-100

Percent Savings -6% -10%

FAST START! 2% a year!

. . . . better than peers with substantial upside.

Sales Growth . . . .

CMS ENERGY

Our Service Territorya Outperforms

Grand Rapids Michigan U.S

Building Permits b +28% +14% +13%

GDP 2010→2013 15 11 8

Population 2011→2014 3 0 2

Unemployment (6/15) 3.7 5.5 5.3

a Grand Rapids

b Annualized numbers thru June

Annual Electric Sales c

Industrial

Total

6%

Conservative

1%

2%

 1/2%

2010-2014 Post-Recession 2015 - 2019 Future

c Weather normalized vs. prior year

. . . . planned conservatively.

No “Block Equity” Dilution

CMS ENERGY

Typical utility Model w/o NOLs

< 6%

< 5%

-1%

Rate Base Growth Dilution EPS Growth

CMS Model w/ NOLs

6% 6%

0

Rate Base Growth Dilution EPS Growth

. . . . under CMS growth model for five years!

Electric Customer Prices . . . .

CMS ENERGY

Residential Bills

20%

Worse

National Avg

Residential bills well below U.S. average

Better (13)% (13)%

Rates Rates & Act 169

Rates & Fuel

(17)%

-20

2013 2014 2015 2016 Plus

Industrial Rates

30% 26%

Rates

Worse Rates & Fuel

Industrial rates improving rapidly Rates & Act 169 4%

Midwest Avg Flat

Better Policy could eliminate gap (8)%

-30

2013 2014 2015 2016 Plus

. . . . affordable for residential and improving for industrial customers.

Michigan Energy Law . . . .

CMS ENERGY

Sen. Nofs Gov. Snyder Rep. Nesbitt

“Retail Open Access” Keep “cap” Keep “cap” End “ROA”

3-year capacity requirement, “one way door” No subsidy 5-year capacity requirement “Fair choice” No subsidy Fully regulated

Efficiency 1% yr waste reduction through 2018 Eliminate 15% energy waste Repeal present program

Renewables IRP process

. . . . builds off the 2008 law, adding growth opportunities.

CMS Energy .. . . .

CMS Energy

7% CAGR

+5% to +7%/year

Recession Recession

Help

Hurt

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future

We work with anyone and in any condition

Cold winter Mild summer Hot summer Warm winter Mild summer Cold winter Summer- “less” Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb.

Governor (D) Governor (R)

Commission (D) New Commission (D) Commission (R)

. . . . consistent growth through recession, adverse weather, changing policy leaders . . . .

Why Invest in CMS Energy? CMS ENERGY

Future Shines Bright a

Sustainable Future Growth

EPS a $2.50 +5% to +7% / year

+7% /year

Last 7 Years Next 5 Years

a Adjusted EPS (non-GAAP)

Past Performance Next 5 Years

Investment (bils) (2010-2014) $6.4 $7.6

Capacity Op!

O&M Reduction (2006-2014) (10)% (7)%

Conservative

Sales Growth (2010-2014) +1% + 1/2%

Conservative

Energy Policy 2008 Law Improved Law

. . . . next 10 years even brighter than last 10 year record!

Appendix

Constructive Regulation . . . .

CMS ENERGY

Commission

John Quackenbush (R),

Chairman

Term Ends: July 2, 2017

Sally Talberg (I)

Term Ends:

July 2, 2019

Norm Saari (R)

Term Ends: July 2, 2021

Newly appointed!

Tier 1 State Ranking

1 6 Michigan ranked #1

2 8

3 20

4 9

5 6

Barclays Research, 2015 state rankings

. . . . is supported by a quality Commission and a strong Law.

Capacity Diversity. . . .

CMS ENERGY

Nuclear 8%

Oil 6% Coal 34%

Renewables 9%

Pumped Storage 11% 2014

Nuclear 8% Gas 32% Oil 6% Nuclear 8%

Oil 6% Purchases 3%

Renewables 3% Coal 41% Renewables 10% 2017 Coal 24%

Pumped Storage 11% 2005 Pumped Storage 12%

Gas 31% Gas 37%

. . . . evolving to cleaner generation while becoming more cost competitive.

Capacity & Energy Price Increases. . . . CMS ENERGY

Was (mils) Now (mils) Future Scenarios (mils)

+ $25 – $50 more $65

Energy $55

Capacity

$40

$35

$15

$5

Capacity price ($ kW per month) < $0.50 (Prior) = $2.00 (Forecast) $4.50 $7.50 (CONE)

New Business

Long-term Energy

250 MW at $4.00 per kWm (6/14)

250 MW = $5.75 per kWm (4/15)

Recent Capacity

Long-term > $3.30

Near-term = $4.50

Upside: Capacity and energy contracts layered in over time

. . . . adding value to our “DIG” plant.

PPAs (2,000 MW) Create Unique Opportunity for. . . . CMS ENERGY

PPA vs Owned Capacity

30%

10%

5%

Peers CMS Today CMS Future

Opportunity 2,000 MW

$2 Bil Investment

Amount (mils)

PPAs $(650)

New Gas Build 650

Annual Customer Impact zero

. . . . more capacity investment, without increasing bills.

ROA (800 MW) Creates Unique Opportunity for. . . . CMS ENERGY

Potential Return

800 MW

“One-Way Door” Decision

Build Decision

Today Future

Opportunity

$150 million subsidy

0.02% of customers on ROA

(~300 customers)

Could lower rates 4% for everyone if all returned

Build new generation capacity, funded by return

. . . . more capacity investment, without increasing bills; 10% return worth five years of growth.

Clean Power Plan. . . . CMS ENERGY

Lbs CO2 (per MWh) 2500 (Preliminary -- Emission Rate)

Consumers Energy 2005 Baseline

Retire 950 MW coal

State of Michigan Target

Projected outlook with 20% renewables -- investment not yet in Plan

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

. . . . positioned well for compliance.

Rate Cases. . . . CMS ENERGY

Gas (mils)

$21 $85

$64

Investment Cost of Capital, Upgrades, & Other Filed 7/17

Electric Track Record

Date Step Amount

(mils)

May 2013 Settlement $89

2014 Stay out --

June 2015 Self-implement 110

Dec. 2015 Order expected

2 1/2 years since last order!

. . . . fair and timely.

Customer Satisfaction . . . .

CMS ENERGY

Electric

1st Quartile #4

2nd Quartile #6

3rd Quartile

4th Quartile

2010 2012 2014 Present Rank 2016

Residential Business

Gas

#3 1st Quartile

2nd Quartile #9

3rd Quartile

4th Quartile

2010 2012 2014 Present Rank 2016

Residential Business

. . . . continues to improve rapidly. 21

Investment “Catch-up” . . . .

CMS ENERGY

Capex (bils) $1.8 One of first with a ten year plan

> $1.5 per year

“Catch-up” Capex as a Percent of Market Capa

2005 - 2014 2015 - 2024

CMS Energy CMS 10% 16%

Peers Peers 11 15

0

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

-----

a Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2014 smoothed for illustration

. . . . creating an opportunity for the next ten years. 22

Rate Base Growth . . . . CMS ENERGY

10 Years of Growth

Rate Base (bils) $20

+6% /year

Depreciation

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Investment

2015 - 2024 Amount (bils)

Gas Infrastructure & Maintenance $5.8

Electric Reliability 2.3

Smart Energy 0.4

Environmental 0.9

New Generation 1.1

Electric Maintenance 5.0

Plan Investment $15.5

. . . . drives EPS growth 5% - 7% a year. 23

O&M “Reinvestment” Helps CUSTOMERS . . . . CMS ENERGY

Adjusted EPS (non-GAAP)

2015 O&M Reinvestment (mils) 2016 Savings (mils)

2014 17¢

DIG outage $(8) $10

Forestry (5) 5

Donations & other (5) 5

Total $(18) $20

13¢

Weather 12¢

Natural Offsets (4)

Cost & Other 5

Total 13¢

2015

Flex Items

O&M choices

Alt. financing

Plant outage

Contributions

+7% -

+5%

Guidance

January March 31 June 30 September 30 December

. . . . AND provides sustainable, premium growth for INVESTORS. 24

O&M Cost Reductions . . . . CMS ENERGY

2006 2014 2018

$1.1 bil Down 10%

$1.0 bil Inflation =2%

Down 7% or 2%/yr

$0.9 bil Inflation =2%

Coal to Gas Switching (Zeeland)

Smarter benefit plans

Productivity/Attrition

Coal to Gas Switching (Jackson)

“Pole Top” Hardening

Productivity/Smart Energy

. . . . provide more “headroom” for more capital investment. 25

MISO Zone 7 Capacity . . . . CMS ENERGY

2016 Forecasted Shortfall (MW)

Annual MISO Survey

June 2014 -3,000

June 2015 -1,300

CMS & DTE Purchase IPPs

New Build

Lower Demand

-----

Source: MISO

Impact

New capacity to meet shortfall not assumed

More upside to $15.5 billion capex plan

Creates upside pressure in capacity prices -- DIG opportunity

. . . . shortfall expected to be 1,300 MW. 26

Operating Cash Flow Growth . . . . CMS ENERGY

Amount (bils)

$2.6

2.1

1.6

1.1

0.6

0.1

(0.4)

(0.9)

Up $0.6 Billion

Gross operating cash flowa up $0.1 billion per year

$1.8 $1.9 $2.1 $2.2 $2.3 $2.5 $2.6

$1.55 Interest, working capital and taxes

Investment

Cash flow before dividend

-----

a Non-GAAP

2014 2015 2016 2017 2018 2019 2020

NOLs & Credits $0.7

$0.7 $0.7 $0.5 $0.3 $0.2 $0.1

. . . . up $0.6 billion or 30% over five years! 27

Generation Strategy: New Supply Sources . . . . CMS ENERGY

Levelized cost of new build (¢/kWh)

New Build

Consumers Energy Sources

5¢ 6¢ 5¢ 7¢ 8¢ 6¢ 11¢ 10¢ 7¢ 12¢ 5.5¢ 22¢ 15¢

Zeeland

Back -up 6¢ Cross Winds 9¢ Big 5 Palisades

Back -up 6¢

0

Combined Cycle Gas Plant Wind Coal Nuclear Residential Solar

Gas price= $3.00 $4.50 $6.00 W/ tax credit W/o tax credit W/ emission controls Today $3.00 per watt Future $2.00 per watt?

. . . . combined cycle gas is the most attractive new source of supply. 28

GAAP Reconciliation

CMS ENERGY

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 $1.74

After-tax items:

Electric and gas utility 0.21 (0.39) - - (0.07) 0.05 0.33 0.03 - 0.17 - -

Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) * 0.03

Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * * *

Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) * (*)

Asset impairment charges, net - - 1.82 0.76 0.60 - - - - - - -

Cumulative accounting changes 0.16 0.01 - - - - - - - - - -

Adjusted earnings per share, including MTM - non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 $1.77

Mark-to-market impacts

0.03 (0.43) 0.51

Adjusted earnings per share, excluding MTM - non-GAAP

NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS ENERGY

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2014	2015	2016	2017	2018	2019	2020
Consumers Operating Income + Depreciation & Amortization	$1,813	$1,920	$2,027	$2,145	$2,266	$2,401	$2,515
Enterprises Project Cash Flows	20	20	40	58	62	67	71
Gross Operating Cash Flow	$1,833	$1,940	$2,067	$2,203	$2,328	$2,468	$2,586
Other operating activities including taxes, interest payments and working capital	(386)	(390)	(567)	(603)	(628)	(668)	(686)
Net cash provided by operating activities	$1,447	$1,550	$1,500	$1,600	$1,700	$1,800	$1,900

CUSTOMERS



Customer Satisfaction . . . .
CMS ENERGY
Electric
Gas
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#4
#6
#3
#9
Present Rank
2010
2012
2014
2016
Residential
Business
. . . . continues to improve rapidly.

INVESTORS



O&M "Reinvestment" Helps CUSTOMERS . . . .
CMS ENERGY
Adjusted EPS (non-GAAP)
2014
17¢
13¢
2015
2015 O&M Reinvestment (mils)
2016 Savings (mils)
DIG outage $ (8) $10
Forestry (5) 5
Donations & other (5) 5
Total $(18) $20
Weather 12¢
Natural Offsets (4)
Cost & Other 5
Total 13¢
Flex Items
• O&M choices
• Alt. financing
• Plant outage
• Contributions
+7% - +5%
Guidance
January
March 31
June 30
September 30
December
. . . . AND provides sustainable, premium growth for INVESTORS.

INVESTOR INFORMATION

CMS Energy Corporation Investor Relations Department One Energy Plaza, Jackson, MI 49201	Phil McAndrews (517) 788-1464 Travis Uphaus (517) 768-3114 www.cmsenergy.com

CMS ENERGY

OUR MODEL; OUR PLAN

OUTPERFORMED FOR A DECADE: NEXT DECADE EVEN BRIGHTER

- 12 year track record (EPS and dividend growth)
- Capex -- 100% organic (no "big bets")
- Self-funded -- No block equity dilution! (5 years!)
- World-class cost performance
- Conservative sales planning (under promise/over deliver)
- World-class regulation and law

Fall 2015

CMS ENERGY
Actual
Plan
Upsides NOT in Plan
7% /year
+5% - +7%
Adjusted EPS
Dividend
$0.81
$0.90
$0.96
$1.08
Int'l Sale
$0.84
$1.21
$1.26
$1.36
$1.45
$1.55
$1.66
$1.77
$1.89
$1.86
20¢
36¢
50¢
66¢
84¢
96¢
$1.02
$1.08
$1.16
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future
Gross OCF
(bils)
$1.3
+ $0.5
$1.8
+ $0.8
$2.6
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Self-funded (No block equity dilution)
$1 bil capex =
+$100 mil
+10¢
OCF
EPS
CapEx
Gas Infrastructure
Electric Reliability
Smart Energy
Environmental
New Generation
Electric Maintenance
2005 - 2014
$10.7 B
Organic Growth +45%
2015 - 2024
$15.5 B
+30%
Opportunity
Opportunity
$16.5 + B
$20 + B
No "Big Bets"
Upside
Generation capacity
Gas infrastructure
Grid modernization
Renewables
% of Mkt Cap
– CMS
– Peers
Base Rates
10%
11
< 2%
16%
15
< 2%
21%
> 2%
O&M Cost
(bils)
2006
$1.1
Down 10%
Peers up 42%
2014
$1.0
Down 7%
2018
$0.9
Residential Bills
20 %
National Avg
2013 2014 2015 2016
Industrial Rates
30 %
Midwest Avg
Policy could create an advantage
2013 2014 2015 2016
Electric Sales
(Ind. / Total)
-5%
-2.5%
5%
1%
8.7%
2.8%
2%
½%
Conservative
2008 - 2009 Recession
2010 - 2013 Recovery
2014
2015 - 2019 Future
+1% sales = $20 mil OCF = 5¢ EPS
Energy Policy
2008 Law
Energy efficiency standards
File and implement
10% renewables by 2015
10% ROA cap
2015 Update
Sen. Nofs
Gov. Snyder
Rep. Nesbitt
ROA
Keep "cap" 3-year capacity requirement; "one way door"; No subsidy
Keep "cap" 5-year capacity requirement; "Fair choice"; No subsidy
End "ROA" Fully regulated
Efficiency
1%/yr waste reduction through 2018
Eliminate 15% energy waste
Repeal present program
Renewables
IRP Process
New capacity
– Gas combined cycle – $700 million
– Renewables – $1 billion
New Energy Efficiency
– Incentive/ rate base
– Decoupling
Eliminate ROA subsidy = $150 million

This placemat contains "forward-looking statements"; please refer to our SEC filings for information regarding the risks and uncertainties that could cause our results to differ materially. It also contains non-GAAP measures. Reconciliations to most directly comparable GAAP measures are found in the accompanying handout or on our website at www.cmsenergy.com

$Non-GAAP As of June 30, 2015